WisdomTree Trust

WisdomTree Core Laddered Municipal Fund (WTMU)

WisdomTree High Income Laddered Municipal Fund (WTMY)

(each a “Fund” and together the “Funds”)

Supplement, dated February 18, 2026, to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Funds, each as supplemented

The following information supplements and should be read in conjunction with the Funds’ Prospectus and SAI.

Effective February 17, 2026, Daniel Rabasco no longer serves as a portfolio manager of the Funds. In addition, and also effective February 17, 2026, Gregory J. Conant joins Jeffrey Burger and Bo Wu as a portfolio manager of the Funds. Accordingly, all references to Daniel Rabasco in the Funds’ Prospectus and SAI are deleted and the following changes are made effective immediately.

In the “Management – Portfolio Managers” section of each Fund’s “Fund Summary” in the Prospectus, the following replaces the information related to Daniel Rabasco:

Gregory J. Conant, CFA, Senior Portfolio Manager, Municipal Bonds, has been a portfolio manager of the Fund since February 2026.

In the “Management – Portfolio Managers – Insight” section of the Prospectus, the following replaces the information related to Daniel Rabasco:

Gregory J. Conant, CFA, Senior Portfolio Manager, Municipal Bonds. Mr. Conant has over 25 years of investment experience, all of which has been with BNY. He joined Insight in 2025 as part of the BNY Wealth Team acquisition. He is a Senior Fixed Income Portfolio Manager at Insight, where he oversees state-specific and general market tax-exempt fixed income portfolios. Throughout his career, he has held roles focused on quantitative analysis and investment communications, including responsibility for the fixed income group’s performance and risk reporting. Mr. Conant brings extensive expertise in performance measurement, attribution analysis, and composite reporting. He earned a BS from Babson College and is a CFA charterholder.

In the “Investment Advisory and Other Services – Sub-Advisers – Insight North America LLC” section of the SAI, the following replaces the first paragraph of the “ – Portfolio Managers” sub-section:

Portfolio Managers. The Insight Managed Funds are managed by Insight’s Portfolio Management Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Jeffrey Burger, Gregory J. Conant and Bo Wu. As of August 31, 2025 (for Messrs. Burger and Wu) and December 31, 2025 (for Mr. Conant), the Insight portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

In addition, the following replaces the information for Daniel Rabasco in the table in the “Investment Advisory and Other Services – Sub-Advisers – Insight North America LLC – Portfolio Managers” sub-section:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Gregory J. Conant	0	$0	0	$0	288	$2,522,545,129

In addition, in the same section of the SAI, the following replaces the information under “Portfolio Manager Fund Ownership – Insight”:

As of September 30, 2025, none of the Insight portfolio managers (not including Mr. Conant) owned shares of the Funds that they manage.

As of December 31, 2025, Mr. Conant did not own shares of the Funds he manages.

The changes described above will not affect the day-to-day management of the Funds or their Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WTMU WTMY PRO-SAI-PM-0226

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